EVERY SHAREHOLDER’S VOTE IS IMPORTANT

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PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS

MTB MANAGED ALLOCATION FUND—AGGRESSIVE GROWTH

MTB MANAGED ALLOCATION FUND—MODERATE GROWTH

MTB MANAGED ALLOCATION FUND—CONSERVATIVE GROWTH

May 27, 2010

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael D. Daniels, Jeffrey M. Seling, and Eric B. Paul, and each of them, proxies of the undersigned with full power of substitution to vote all shares of MTB Managed Allocation Fund—Aggressive Growth, MTB Managed Allocation Fund—Moderate Growth, and MTB Managed Allocation Fund—Conservative Growth that the undersigned is entitled to vote at the MTB Managed Allocation Fund—Aggressive Growth, MTB Managed Allocation Fund—Moderate Growth, and MTB Managed Allocation Fund—Conservative Growth meeting to be held at the principal executive offices of the MTB Group of Funds (the “Trust”), located at 100 East Pratt Street, 15th Floor, Baltimore, Maryland 21202, on April 2, 2010 at 3:00 p.m., Eastern Time, including any adjournments thereof (the “Meeting”), upon such business as may properly be brought before the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Trust on behalf of the MTB Managed Allocation Fund—Aggressive Growth, MTB Managed Allocation Fund—Moderate Growth, and MTB Managed Allocation Fund—Conservative Growth. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the Proposal regarding the reorganization of MTB Managed Allocation Fund—Aggressive Growth, MTB Managed Allocation Fund—Moderate Growth, and MTB Managed Allocation Fund—Conservative Growth pursuant to the Plans of Reorganization between the Trust, on behalf of MTB Managed Allocation Fund—Aggressive Growth, MTB Managed Allocation Fund—Moderate Growth, and MTB Managed Allocation Fund—Conservative Growth, and MTB Strategic Allocation Fund, another series of the Trust. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

VOTE VIA THE INTERNET: www.proxyvote.com VOTE VIA THE TELEPHONE: [ ] CONTROL NUMBER: [ ]

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.

Signature

Signature
2010
Dated

EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

(Continued on the other side)

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THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK.

Proposal: To approve Plans of Reorganization providing for the (i) transfer of substantially all of the assets of the MTB Managed Allocation Fund—Aggressive Growth, (“Target Fund”) a series of the Trust, to MTB Strategic Allocation Fund, (Acquiring Fund) a series of the Trust, (subject to the retention of certain assets to discharge liabilities) in exchange solely for Class A and Class B shares of beneficial interest of Acquiring Fund, and (ii) distribution of such shares to Class A and Class B shareholders of the Target Fund in connection with its liquidation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS

REQUIRED IF MAILED IN THE U.S.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

(Continued on the other side)

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK.

Proposal: To approve Plans of Reorganization providing for the (i) transfer of substantially all of the assets of the MTB Managed Allocation Fund—Moderate Growth, (“Target Fund”) a series of the Trust, to MTB Strategic Allocation Fund, (Acquiring Fund) a series of the Trust, (subject to the retention of certain assets to discharge liabilities) in exchange solely for Class A and Class B shares of beneficial interest of Acquiring Fund, and (ii) distribution of such shares to Class A and Class B shareholders of the Target Fund in connection with its liquidation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS

REQUIRED IF MAILED IN THE U.S.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

(Continued on the other side)

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK.

Proposal: To approve Plans of Reorganization providing for the (i) transfer of substantially all of the assets of the MTB Managed Allocation Fund—Conservative Growth, (“Target Fund”) a series of the Trust, to MTB Strategic Allocation Fund, (Acquiring Fund) a series of the Trust, (subject to the retention of certain assets to discharge liabilities) in exchange solely for Class A and Class B shares of beneficial interest of Acquiring Fund, and (ii) distribution of such shares to Class A and Class B shareholders of the Target Fund in connection with its liquidation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS

REQUIRED IF MAILED IN THE U.S.

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